UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MACK-CALI REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Mack-Cali Reiterates and Clarifies Plan to Form a Committee of Independent Directors to Review Strategic Direction

Confirms Intent to Add Two of Bow Street’s Nominees to the Mack-Cali Board Immediately After the Annual Meeting

Urges Stockholders to Vote “FOR ALL” of the Company’s Director Nominees on the WHITE Proxy Card

JERSEY CITY, N.J., June 5, 2019 — Mack-Cali Realty Corporation (NYSE: CLI) (the “Company” or “Mack-Cali”) today reiterated the Company’s previously announced commitment to form a committee of independent directors to review the Company’s strategic direction (the “Strategic Review Committee” or the “Committee”).  Mack-Cali also clarified the misinformation about the Committee’s composition and mandate contained in certain public statements previously made by Bow Street Special Opportunities Fund XV, LP (“Bow Street”).

1.             As previously announced, the Mack-Cali Board of Directors intends to form a Strategic Review Committee comprising solely independent directors to review the Company’s strategic direction and all available alternatives for maximizing stockholder value, including a potential sale of the Company or certain of its assets.  The Board expects to form the Committee immediately following the Company’s upcoming Annual Meeting of Stockholders (the “Annual Meeting”) scheduled for June 12, 2019.

2.             The Mack-Cali Board also intends to extend to two of Bow Street’s nominees, Ms. MaryAnne Gilmartin and Mr. Frederic Cumenal, an offer to join the Board immediately following the Annual Meeting.

3.             The Strategic Review Committee will consist of four independent directors.  If Ms. Gilmartin and Mr. Cumenal accept the Company’s offer to join the Board, the Board intends to appoint both of them to the Strategic Review Committee.  The other two members of the Strategic Review Committee will be independent directors selected by the Board.

4.             The Strategic Review Committee will be authorized to select its own financial and other advisors.  The Company will provide the Strategic Review Committee with such support as the Committee deems necessary to conduct a comprehensive review of strategic alternatives.

5.             Upon completion of its review, the Strategic Review Committee will make a recommendation to the full Board as to whether it is advisable to continue to execute on the Company’s business plan, consider a sale of the Company or any of its assets, or take other action to maximize stockholder value.  If any member or members of the Strategic Review Committee have different views as to the Company’s strategic direction, all of their recommendations will be presented to the full Board.

This plan laid out by the Mack-Cali Board can be implemented ONLY if you vote on the WHITE proxy card “FOR ALL” of Mack-Cali’s 11 nominees.

Do NOT vote on the Gold proxy card for ANY of Bow Street’s nominees.

PROTECT YOUR INVESTMENT BY SUPPORTING THE BOARD’S PLAN FOR MAXIMIZING STOCKHOLDER VALUE — VOTE ON THE WHITE PROXY CARD NOW

Every Stockholder’s Vote Is Important,
No Matter How Many or How Few Shares You Own

Stockholders who have questions or require any assistance voting their shares should contact Mack-Cali’s proxy solicitor:

MacKenzie Partners, Inc.

Stockholders may call toll-free: (800) 322-2885

OR

Collect: (212) 929-5500

About Mack-Cali Realty Corporation

One of the country’s leading real estate investment trusts (REITs), Mack-Cali Realty Corporation is an owner, manager and developer of premier office and multifamily properties in select waterfront and transit-oriented markets throughout New Jersey.  Mack-Cali is headquartered in Jersey City, New Jersey, and is the visionary behind the city’s flourishing waterfront, where the company is leading development, improvement and place-making initiatives for Harborside, a master-planned destination comprised of class A office, luxury apartments, diverse retail and restaurants, and public spaces.

A fully-integrated and self-managed company, Mack-Cali has provided world-class management, leasing, and development services throughout New Jersey and the surrounding region for two decades. By regularly investing in its properties and innovative lifestyle amenity packages, Mack-Cali creates environments that empower tenants and residents to reimagine the way they work and live.

For more information on Mack-Cali Realty Corporation and its properties, visit www.mack-cali.com.

Forward-Looking Statements

Statements made in this press release may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Important Additional Information and Where to Find It

This press release may be deemed to contain solicitation material in respect to the solicitation of proxies from the Company’s stockholders in connection with the 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a definitive proxy statement and accompanying WHITE proxy card in connection with the Annual Meeting.  The definitive proxy statement contains important information about the Company, the Annual Meeting and related matters.  Stockholders may obtain a free copy of the definitive proxy statement and other documents that the Company files with the SEC on the SEC’s website, at www.sec.gov.  INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

Certain Information Regarding Participants

Mack-Cali, its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting.  Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company is set forth in the definitive proxy statement and other relevant solicitation materials filed by the Company.  These documents, and any and all other documents filed by the Company with the SEC, may be obtained by investors and stockholders free of charge on the SEC’s website at www.sec.gov. Copies are available at no charge on the Company’s website at https://www.mack-cali.com.

Contacts:
David Smetana	Deidre Crockett
Mack-Cali Realty Corporation	Mack-Cali Realty Corporation
Chief Financial Officer	Senior Vice President,
(732) 590-1035	Corporate Communications and Investor Relations
dsmetana@mack-cali.com	(732) 590-1025
dcrockett@mack-cali.com

Proxy Solicitor:	Media Contacts:
Lawrence E. Dennedy	Andrew Siegel / Viveca Tress
MacKenzie Partners, Inc.	Joele Frank, Wilkinson Brimmer Katcher
(212) 929-5500	(212) 355-4449
ldennedy@mackenziepartners.com